UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): June 30, 2006

                       Alternative Loan Trust 2006-OA10
                       --------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-131630-38

                                  CWALT, Inc.
                                  -----------
     (Exact name of the depositor as specified in its charter) Commission
                   File Number of the depositor: 333-131630

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

                  Delaware                           87-0698307
                  --------                           ----------
       (State or Other Jurisdiction              (I.R.S. Employer
          of Incorporation of the           Identification No. of the
                 depositor)                          depositor)

4500 Park Granada
Calabasas, California                                   91302
---------------------                                   -----
(Address of Principal                                (Zip Code)
Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                       --------------

----------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8    Other Events
---------    ------------

Item 8.01    Other Events.
             -------------

On June 30, 2006, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 2006 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, collectively with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2006-OA10. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

On June 30, 2006, UBS Real Estate Securities, Inc. entered into two interest rate corridor contracts (collectively, the "Corridor Contracts"), each as evidenced by a confirmation (each a "Confirmation" and, collectively, the "Confirmations") between UBS Real Estate Securities Inc. and UBS AG, London Branch (the "Counterparty"). The Confirmations are annexed hereto as Exhibit
99.2 and Exhibit 99.3, respectively.

On June 30, 2006, The Bank of New York, not in its individual capacity but solely as trustee for the Supplemental Interest Trust for CWALT 2006-OA10 (in such capacity, the "Supplemental Interest Trustee") entered into an assignment agreement (the "Assignment Agreement"), dated as of June 30, 2006, among UBS Real Estate Securities, Inc., the Supplemental Interest Trustee and the Counterparty, pursuant to which UBS Real Estate Securities, Inc. assigned all of its rights and delegated all of its duties and obligations under the Corridor Contracts to the Supplemental Interest Trustee on behalf of the Supplemental Interest Trust. The Assignment Agreement is annexed hereto as
Exhibit 99.4.

On June 26, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of May 30, 2006, among the Company, CHL, CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and the Counterparty. The Item 1115 Agreement is annexed hereto as Exhibit 99.5.

Section 9   Financial Statements and Exhibits
---------   ---------------------------------

Item 9.01   Financial Statements and Exhibits.
            ----------------------------------

(a)  Financial statements of businesses acquired.
     -------------------------------------------

      Not applicable.

(b)  Pro forma financial information.
     -------------------------------

      Not applicable.

(c)  Shell Company Transactions.
     --------------------------

(d)  Exhibits.
     --------

Exhibit No.  Description

   99.1 The Pooling and Servicing Agreement, dated as of June 1, 2006, among the Company, the Sellers, the Master Servicer and the Trustee.

   99.2 A Confirmation, dated June 30, 2006, between UBS Real Estate Securities, Inc. and the Counterparty.

   99.3 A Confirmation, dated June 30, 2006, between UBS Real Estate Securities, Inc. and the Counterparty.

   99.4 The Assignment Agreement, dated as of June 30, 2006, among UBS Real Estate Securities, Inc., the Supplemental Interest Trustee and the Counterparty.

   99.5 The Item 1115 Agreement, dated as of June 26, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWALT, INC.



                                                By: /s/ Darren Bigby
                                                   -----------------
                                                Darren Bigby
                                                Vice President



Dated:  July 14, 2006

                                 Exhibit Index
                                 -------------


Exhibit
-------

99.1 Pooling and Servicing Agreement, dated as of June 1, 2006, among, the Company, the Sellers, the Master Servicer and the Trustee.

99.2 A Confirmation, dated June 30, 2006, between UBS Real Estate Securities, Inc. and the Counterparty.

99.3 A Confirmation, dated June 30, 2006, between UBS Real Estate Securities, Inc. and the Counterparty.

99.4 The Assignment Agreement, dated as of June 30, 2006, among UBS Real Estate Securities, Inc., the Supplemental Interest Trustee and the Counterparty.

99.5 The Item 1115 Agreement, dated as of June 26, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.